Investment Strategy - Deepwater Beachfront Small Cap ETF	Dec. 08, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]
The Fund is an actively-managed exchange-traded fund (“ETF”) that invests primarily in equity securities of small-cap companies listed on a U.S. exchange and selected by Deepwater Asset Management, LLC, the Fund’s investment adviser (“Deepwater” or the “Adviser”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies. The Fund defines “small-cap” companies as those with a total market capitalization that falls within the range of the Russell 2000® Index (the “Index”) at the time of purchase. As of October 31, 2025, the average weighted market capitalization represented by companies in the Index was approximately $4.879 billion. The Adviser expects to hold between 50-100 stocks in the Fund’s portfolio to balance diversification with opportunity for high-conviction security outperformance.
In selecting securities for the Fund, the Adviser considers stock selection across sectors and industries. The term “beachfront” in the Fund’s name represents the Adviser’s commitment to constructing a portfolio of companies that the Adviser believes are the highest-quality companies in their respective industries.
While attention is given to top-down analysis, the Adviser utilizes primarily a bottom-up approach to identify investment opportunities. In selecting securities for the Fund, the Adviser focuses on fundamental stock analysis, but layers on statistical, quantitative, and other research techniques to bolster the research process.
A proprietary quantitative screening is applied to build a custom universe that allows the team to focus its efforts. The screening process utilizes fundamental and statistical attributes such as revenue growth, average trading volume, margin expansion, and valuation, while also incorporating factor-screening methodology, to create an internal list of companies. Quantitative measures, including factor analysis with an emphasis on growth, momentum, and earnings per shares revisions, further direct internal research efforts and help refine a focus list of companies. These approaches help identify companies that the Adviser believes have strong growth prospects, a sustainable competitive advantage, participate in attractive industries and end-markets, and are run by high-quality management teams. The process also reveals valuation opportunities in the stocks of those companies. This multi-oriented approach allows for idiosyncratic stock picking at the stock-level, which the Adviser believes will translate to the goal of providing superior returns at the Fund’s portfolio-level.
When evaluating a security for sale, the Adviser incorporates the same multi-oriented approach in order to determine whether there has been a deterioration in the fundamentals of the company, an overvaluation of the stock by the broader market, or if the Adviser believes there is a stock with a better investment profile.
The Adviser has engaged Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”) as sub-adviser to trade portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser.

Strategy Portfolio Concentration [Text]	Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies.